UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 2, 2006

Date of Report (Date of earliest event reported)

Macrovision Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22023	77-0156161
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Macrovision Corporation (“Macrovision” or the “Company”) dated November 2, 2006. On November 2, 2006, the Company issued a press release disclosing certain information relating to its financial performance for the third quarter of 2006. Subsequent to the issuance of this press release, the Company made final adjustments related to the Company’s re-calculations of its stock-based compensation expense pursuant to SPAS 123R which resulted in changes to the Company’s applicable tax rate. As a result of these adjustments, the Company has corrected certain information contained in that press release. Among other items, US GAAP net income for the third quarter ended September 30, 2006 has been revised upward to $7.2 million and diluted GAAP earnings per share for the quarter ended September 30, 2006, have been revised upward to $0.14 per share. A copy of the revised financial results, as adjusted for these corrections, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The corrected information will be included in the financial statements relating to the Company’s quarter ended September 30, 2006 on Form 10-Q, which we expect to file on or before the required filing date.

GAAP to Non-GAAP Reconciliation

Macrovision provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Macrovision’s management evaluates those operations. Non-GAAP net income and non-GAAP diluted earnings per share are supplemental measure of Macrovision’s performance that are not required by, and are not presented in accordance with, GAAP. The non-GAAP information does not substitute for any performance measure derived in accordance with GAAP. Macrovision believes that this non-GAAP information provides useful information to investors by excluding the effect of some non-cash expenses that are required to be recorded under GAAP but that Macrovision believes are not indicative of Macrovision’s core operating results, or that are expected to be incurred over a limited period of time.

Macrovision’s management evaluates and makes operating decisions about its business operations primarily based on revenue and the core costs of those business operations. Management does not consider as “core costs” and therefore does not use the amortization of intangibles from acquisitions, impairment on investments, and equity-based compensation charges when making business decisions. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items and other significant unusual items from the period expenses. The income statement line items involved in the adjustment from GAAP to non-GAAP presentation in this earnings release are amortization of intangibles; and the following items that include equity-based compensation charges: (1) cost of revenues; (2) operating expenses, research and development; (3) operating expenses, selling and marketing; and (4) operating expenses, general and administrative. These items in turn affect (1) total cost of revenues; (2) total costs and expenses; (3) operating income; (4) income before income taxes; (5) provision for income taxes; (6) net income; (7) diluted shares for EPS; (8) basic earnings per share and (9) diluted earnings per share. To determine its non-GAAP provision for income taxes, Macrovision recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Macrovision’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Macrovision does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions in order to make more consistent and meaningful evaluations of Macrovision’s operating expenses. Management also excludes the effect of impairments on investments for the same reason. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the stock-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Macrovision. Management uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin. Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets. Making this non-GAAP financial information available to investors, in addition to the GAAP information, also helps investors compare Macrovision’s performance with the performance of other companies in our industry, which use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the non-GAAP financial information. Because other companies, including companies similar to Macrovision, may calculate their non-GAAP earnings differently than Macrovision, non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing this non-GAAP financial information, in addition to the GAAP information, facilitates consistent comparison of Macrovision’s financial performance over time. Macrovision has provided non-GAAP results to the investment community, not as an alternative but as an important supplement to GAAP information, to enable investors to evaluate Macrovision’s core operating performance in the same way that management does. The tables below present the differences between non-GAAP earnings and GAAP net income on an absolute and per share basis.

ITEM 9.01	Financial Statements and Exhibits

(d) The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Corrected financial results for the period ended September 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macrovision Corporation
(Registrant)

Date: November 8, 2006	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel